IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE LAZARD FUNDS, INC.
Lazard US Corporate Income Portfolio

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

Effective on or about February 1, 2024 (the “Effective Date”), the Portfolio name of Lazard US Corporate Income Portfolio (the “Portfolio”) will change to:

Lazard US High Yield Portfolio

As of the Effective Date, the following will replace the first paragraph in the section entitled “Principal Investment Strategies” in the Portfolio’s summary prospectus and the first paragraph of the sections entitled “Principal Investment Strategies” and “Investment Strategies and Investment Risks—Investment Strategies” in the Portfolio’s prospectus:

Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio considers “high yield” fixed income securities to be those rated, at the time of purchase, below investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Additionally, as of the Effective Date, the following will supplement “Management—Portfolio Managers/Analysts” in the Portfolio’s summary prospectus and in the applicable summary section of the prospectus for the Portfolio:

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2024.

As of the Effective Date, the following will supersede and replace any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the prospectus:

US Corporate Income Portfolio—Jeffrey Clarke (since August 2017), Eulogio (Joe) Ramos (since February 2016) and John R. Senesac, Jr. (since February 2024)

As of the Effective Date, the following information will replace the information under the tables in “Management-Accounts Managed by the Portfolio Managers” in the Statement of Additional Information:

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
John R. Senesac Jr.†	5 (320.1 million)	2 (252.4 million)	108 (4.8 billion)

 † As of September 30, 2023.

As of the Effective Date, the following information will supplement the information under the tables in “Management—Portfolio Managers—Ownership of Securities” in the Statement of Additional Information:

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
High Yield Portfolio
John R. Senesac Jr.†	$10,001-$50,000	None	$10,001-$50,000

 † As of September 30, 2023.

Dated: November 15, 2023